SEASONS SERIES TRUST

Supplement to the Prospectus

In the chart under the section entitled "MANAGEMENT," the reference to Wellington Management Company, LLP's management of the Mid Cap Growth Portfolio is deleted in its entirety and replaced with the following:
Portfolio or Managed Component	Manager(s)	Name and Title of Portfolio Manager(s) (and/or Management Team(s))	Experience
Mid Cap Growth Portfolio	Wellington Management	Stephen Mortimer, Vice President and Portfolio Manager

Mr. Mortimer joined Wellington Management in 2001 as an equity analyst in the Growth and Capital Appreciation Groups. From 1998 to 2001, he was an equity analyst at Vinik Asset Management. From 1997 to 1998, he was a research analyst at Colonial Management.

		Robert D. Rands, Senior Vice President and Partner and Assistant Portfolio Manager	Mr. Rands joined Wellington Management in 1978 as a special situations analyst and became a portfolio manager in 1983.

In the chart under the section entitled "MANAGEMENT," the reference to Goldman Sachs Asset Management International's management of the International Equity Portfolio is deleted in its entirety and replaced with the following:
Portfolio or Managed Component	Manager(s)	Name and Title of Portfolio Manager(s) (and/or Management Team(s))	Experience
International Equity Portfolio	GSAM-International	Nuno Fernandez, Executive Director and Senior Portfolio Manager

Mr. Fernandez joined GSAM-International as a research analyst on the global emerging markets equity team in April 1998. He was named a senior portfolio manager in April 1999. From 1994 to 1998, he worked for ING Barings and Smith Barney where he followed Latin American banking stocks.

		Shogo Maeda, Managing Director and Senior Portfolio Manager	Mr. Maeda joined GSAM-International as a portfolio manager in 1994. He became Chief Investment Officer for Pan-Asian Equities in 2001.
		Safa Muhtaseb, Executive Director and Senior Portfolio Manager	Mr. Muhtaseb joined GSAM-International as a portfolio manager in December 2001. From 1999 to 2001, he was a Director of International Equity Investments at Virginia Retirement System.
		Susan Noble, Managing Director, Chief Investment Officer (London Active Equity) and Senior Portfolio Manager	Ms. Noble joined GSAM-International as a senior portfolio manager and head of the European Equity team in October 1997.
Michael Stanes, Executive Director and Senior Portfolio Manager

Mr. Stanes joined GSAM-International as a portfolio manager in November 2002. From 1986 to 2001, he worked at Mercury Asset Management, where he managed UK equity portfolios in London, Japanese equity portfolios in Tokyo and, most recently, US and global portfolios in the U.S.

Dated: November 30, 2002